UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                July 29, 2005
               Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)


             Illinois                1-7297               36-2855175
  (State or other jurisdiction    (Commission          (I.R.S. Employer
       Of incorporation)          File Number)      Identification Number)


                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                 (630) 305-9500
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On July 29, 2005, Nicor Inc. issued a press release announcing financial results for the quarter ended June 30, 2005 and providing 2005 earnings guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)   Exhibits

The following is furnished as an exhibit to this report.

99.1  Press release of Nicor Inc. issued July 29, 2005.


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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Nicor Inc.


Date       July 29, 2005              /s/ RICHARD L. HAWLEY
      -------------------------       -------------------------
                                      Richard L. Hawley
                                      Executive Vice President and
                                      Chief Financial Officer


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Exhibit Index
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  Exhibit
  Number                         Description of Document
 --------       ---------------------------------------------------------------

   99.1         Press release of Nicor Inc. issued July 29, 2005.